Delivering a Smoke-Free Future 2021 Fourth-Quarter and Full-Year Results February 10, 2022 Introduction • A glossary of key terms and definitions, including the definition for reduced-risk products, or "RRPs," additional heated tobacco unit market data, as well as adjustments, other calculations and reconciliations to the most directly comparable U.S. GAAP measures are at the end of today’s webcast slides, which are posted on our website • Unless otherwise stated, all references to IQOS are to our IQOS heat-not-burn products, and all references to smoke-free products refer to RRPs • Growth rates presented on an organic basis reflect currency-neutral underlying results • Following the acquisitions of Fertin Pharma, OtiTopic, and Vectura Group, PMI added the "Other" category in the third quarter of 2021. Business operations for the "Other" category are managed and evaluated separately from the geographical operating segments 2 Exhibit 99.3

Forward-Looking and Cautionary Statements • This presentation and related discussion contains projections of future results and other forward-looking statements. Achievement of future results is subject to risks, uncertainties and inaccurate assumptions. In the event that risks or uncertainties materialize, or underlying assumptions prove inaccurate, actual results could vary materially from those contained in such forward-looking statements. Pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, PMI is identifying important factors that, individually or in the aggregate, could cause actual results and outcomes to differ materially from those contained in any forward-looking statements made by PMI • PMI's business risks include: excise tax increases and discriminatory tax structures; increasing marketing and regulatory restrictions that could reduce our competitiveness, eliminate our ability to communicate with adult consumers, or ban certain of our products in certain markets or countries; health concerns relating to the use of tobacco and other nicotine-containing products and exposure to environmental tobacco smoke; litigation related to tobacco use and intellectual property; intense competition; the effects of global and individual country economic, regulatory and political developments, natural disasters and conflicts; changes in adult smoker behavior; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations, and limitations on the ability to repatriate funds; adverse changes in applicable corporate tax laws; adverse changes in the cost, availability, and quality of tobacco and other agricultural products and raw materials, as well as components and materials for our electronic devices; and the integrity of its information systems and effectiveness of its data privacy policies. PMI's future profitability may also be adversely affected should it be unsuccessful in its attempts to produce and commercialize reduced-risk products or if regulation or taxation do not differentiate between such products and cigarettes; if it is unable to successfully introduce new products, promote brand equity, enter new markets or improve its margins through increased prices and productivity gains; if it is unable to expand its brand portfolio internally or through acquisitions and the development of strategic business relationships; or if it is unable to attract and retain the best global talent. Future results are also subject to the lower predictability of our reduced-risk product category's performance • In addition, PMI’s business risks also include risks and uncertainties related to PMI’s acquisitions of Fertin Pharma A/S ("Fertin"), OtiTopic, Inc. ("OtiTopic") and Vectura Group plc ("Vectura"), including, amongst other things: (1) the possibility that the integration of the operations of Fertin and Vectura with those of PMI may be more difficult and/or take longer than anticipated, and may not accelerate PMI’s desired entry into additional smoke-free and beyond nicotine platforms as quickly as anticipated; (2) the possibility that the respective integrations of Fertin and Vectura into PMI may be more costly than anticipated and may have unanticipated adverse results relating to Fertin, Vectura or PMI’s existing businesses; (3) the inability to gain access to or acquire differentiated proprietary assets, technology and/or pharmaceutical development expertise as anticipated by these acquisitions; (4) risks associated with third-party contracts containing consent and/or other contractual provisions that may be triggered by the acquisitions; (5) the success of the research and development efforts of Fertin, OtiTopic and Vectura, including the ability to obtain regulatory approval for new products, and the ability to commercialize or license these new products; (6) any unanticipated safety, quality or efficacy concerns and the impact of identified concerns associated with the products developed by Fertin, OtiTopic and Vectura; and (7) the ability of PMI to retain key personnel of Fertin and Vectura, or hire key talent to work in the Fertin and Vectura businesses due to their affiliation with PMI • PMI is further subject to other risks detailed from time to time in its publicly filed documents, including the Form 10-Q for the quarter ended September 30, 2021 and PMI’s Annual Report on Form 10-K for the fourth quarter and year ended December 31, 2021, which will be filed in the coming days. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward-looking statement that we may make from time to time, except in the normal course of its public disclosure obligations 3 Forward-Looking and Cautionary Statements (COVID-19) • The ongoing COVID-19 pandemic has created significant societal and economic disruption, and resulted in closures of stores, factories and offices, and restrictions on manufacturing, distribution and travel, all of which may adversely impact our business, results of operations, cash flows and financial position. Our business continuity plans and other safeguards may not be effective to mitigate the impact of the pandemic • Currently, significant risks include our diminished ability to convert adult smokers to our reduced-risk products, significant volume declines in our duty-free business and certain other key markets, disruptions or delays in our manufacturing and supply chain, increased currency volatility, and delays in certain cost saving, transformation and restructuring initiatives. Our business could also be adversely impacted if key personnel or a significant number of employees or business partners become unavailable due to the continuation of the COVID-19 pandemic. The significant adverse impact of COVID-19 on the economic or political conditions in markets in which we operate could result in changes to the preferences of our adult consumers and lower demand for our products, particularly for our mid-price or premium-price brands. Continuation of the pandemic could disrupt our access to the credit markets or increase our borrowing costs. Governments may temporarily be unable to focus on the development of science-based regulatory frameworks for the development and commercialization of reduced-risk products or on the enforcement or implementation of regulations that are significant to our business. In addition, messaging about the potential negative impacts of the use of our products in relation to COVID-19 risks may lead to increasingly restrictive regulatory measures on the sale and use of our products, negatively impact demand for our products, the willingness of adult consumers to switch to our reduced-risk products and our efforts to advocate for the development of science-based regulatory frameworks for the development and commercialization of reduced-risk products • The impact of these risks also depends on factors beyond our knowledge or control, including the duration and severity of the pandemic, its recurrence in our key markets, actions taken to contain its spread and to mitigate its public health effects, and the ultimate economic consequences thereof 4

Strong 2021 Performance

- Excellent 2021 organic net revenue and EPS growth
- Reacceleration of performance in Q4
- Overall volume growth in Q4 and 2021
- Recovering *IQOS* user growth despite device supply constraints:
  - 21.2m estimated *IQOS* users, +0.8m in Q4
  - 31% RRP organic net revenue growth in 2021
  - Smoke-free net revenues passing 30% of total PMI in Q4
- *IQOS ILUMA* superb start in Japan & Switzerland
- Improving market share in combustibles
- Milestone acquisitions to support long-term growth in Wellness & Healthcare
- Returning strong cash flow to shareholders through increased dividend and share repurchases



Source: PMI Financials or estimates

5

FY, 2021: Excellent Net Revenue and EPS Growth

Adjusted Net Revenues *(Organic variance vs. PY)*	+7.6%
Net Revenue per Unit[(a)] *(Organic variance vs. PY)*	+5.3%
OI Margin *(Organic variance vs. PY)*	+200bps
Adjusted Diluted EPS *(Currency neutral variance vs. PY)*	+15.3%
Operating Cash Flow	$12.0bn

(a) Reflects total adjusted PMI net revenues divided by total PMI cigarette and HTU shipment volume
Source: PMI Financials or estimates

6

Q4, 2021: Strong Finish to the Year

Net Revenues *(Organic variance vs. PY)*	+8.4%
Net Revenue per Unit[(a)] *(Organic variance vs. PY)*	+4.1%
OI Margin *(Organic variance vs. PY)*	(10)bps
Adjusted Diluted EPS *(Currency neutral variance vs. PY)*	+11.9%

(a) Reflects total adjusted PMI net revenues divided by total PMI cigarette and HTU shipment volume
Source: PMI Financials or estimates

7

Strong 2022 Growth Fundamentals Driven by Innovation

- Strong growth outlook:
  - Improved *IQOS* device supply; exciting 2022 roster of innovations and growth opportunities
  - Prudently factor in continuing uncertainty on device supply and pandemic recovery
  - H2, 2021 user growth annualization
- 8-11% currency-neutral growth in adjusted diluted EPS to forecast of $6.12-$6.30:
  - Includes unfavorable currency impact of ~45 cents at prevailing exchange rates, notably due to the Euro, Japanese Yen, Turkish Lira
  - Incorporates $785m share repurchases made through December 31, 2021, and unfavorable impact of acquisitions

	FY22 Outlook[(a)]
HTU Shipment Volume	113-118bn
Adj. Net Revenue Growth	4-6%
Adjusted OI Margin Expansion	50-150bps
Adjusted Diluted EPS Growth	8-11%

(a) On an organic basis for revenues, margin expansion and on currency neutral basis for EPS
Source: PMI Financials or estimates

8

2022 Key Assumptions

	2022 Forecast Assumptions
Total Industry Volume[a]	-2% to -1%
PMI Total Shipment Volume	-1% to +1%
Effective Tax Rate	~22%
Operating Cash Flow	~$11.0bn
Capital Expenditures	~$1.0bn
Q1'22 Adjusted Diluted EPS	$1.50-$1.55

(a) Excluding China and the U.S. Includes Cigarettes and HTUs
Note: Operating cash flow is defined as net cash provided by operating activities
Source: PMI Financials or estimates

9

Strong HTU Performance Driving Total Volume Growth

Total PMI Shipment Volume (billion units)


Q4
176.4
Total
183.8
21.7
HTUs
25.4
154.7
Cigarettes
158.4
Q4, 2020
Q4, 2021
Change vs. PY
+4.2%
+17.0%
+2.4%
Full Year
704.6
Total
719.9
76.1
HTUs
95.0
+18.9 billion
628.5
Cigarettes
624.9
(3.6) billion
FY, 2020
FY, 2021
Change vs. PY
+2.2%
+24.8%
(0.6)%

Source: PMI Financials or estimates

10

HTU Volume Contribution Continues to Grow

(As a % of PMI Total Shipment Volume)


13.8%
Q4 2021
0.0%
0.9%
4.5%
5.3%
7.8%
10.8%
13.2%
2015
2016
2017
2018
2019
2020
2021
0.4
7.4
36.2
41.4
59.7
76.1
95.0
PMI HTU Shipment Volume (billion units)

Note: Total volume includes HTUs and cigarettes
Source: PMI Financials or estimates

11

30% of Net Revenues Now Smoke-Free

(Smoke-Free Net Revenues as a % of Total PMI Adjusted Net Revenues)


0.2%
2.7%
12.7%
13.8%
18.7%
23.8%
29.1%
30.7%
Q4 2021
~40%
>50%
2015
2016
2017
2018
2019
2020
2021
2023 Target
2025 Ambition

Note: Smoke-free net revenues include RRP net revenues and net revenues from the 'Other' category
Source: PMI Financials or estimates

12

Volume Growth & Twin Engines Powering Organic Net Revenues


+2.2%
+2.1pp
Combustible Pricing
+3.0pp
Category & Market Mix
+0.3pp
HTU and Device Pricing
+7.6%
+2.7pp
Currency & Acquisitions
+10.3%
FY, 2021 Shipment Volume Increase
Organic Net Revenue Growth
FY, 2021 Adjusted Net Revenue Growth

Source: PMI Financials or estimates

13

Product Mix, Pricing & Efficiencies Driving OI Margin Expansion

Adjusted OI Margin


+40.8%
+1.9pp
Gross Margin Expansion
+0.1
SG&A & Other
+42.8%
(0.2)pp
Currency & Acquisitions
+42.6%
FY, 2020
FY, 2021 (excluding currency & acquisition)
FY, 2021

Source: PMI Financials or estimates

14

Improved Combustible Share Trends

- Essentially stable year-over-year share of combustibles in Q4, despite *IQOS* cannibalization
- Continue to target stable cigarette share over time to maximize switching to smoke-free products
- Continued market recovery in Indonesia, Mexico, Turkey
- Close-to-stable industry cigarette volumes in EU Region, modest recovery in Duty-Free

2021 Share of Cigarette Market
(Change vs. PY in pp)



Share of Cigarette Market
24.2%
24.9%
25.5%
25.0%
Q1
Q2
Q3
Q4
(1.3)
(1.1)
(0.5)
(0.1)

Note: Excluding China and the U.S. Reflects sales volume of PMI cigarettes as a percentage of cigarette industry sales volume
Source: PMI Financials or estimates

15

Positive Total Market Share Momentum

2021 PMI Total International Share
(Change vs. PY in pp)



Q1
Q2
Q3
0.1
Q4
(0.1)
(0.9)
(0.7)

Share of Market (in %)

	Q1	Q2	Q3	Q4
Total	26.6	27.3	27.9	27.4
HTUs	3.5	3.5	3.6	3.5
Cigarettes	23.2	23.8	24.3	23.8

Q4'21 International Brand Share in *IQOS* Markets[(a)]



13.1%
7.1%
#3
4.3%
Marlboro
Winston
PMI HTUs
L&M
Camel
Rothmans

(a) Reflects 68 markets where *IQOS* HTUs are available in key cities or nationwide at December 31, 2021. Excludes the U.S.
Note: Reflects sales volume as a percentage of the total industry sales volume for cigarettes and HTUs. Excluding China and the U.S. All 'brands' except 'PMI HTUs' include cigarettes only
Source: PMI Financials or estimates

16

IQOS User Growth Recovering Despite Device Constraints


Total *IQOS* Users[a]
Estimated users who are in various stages of conversion[a]
Estimated users who have switched to *IQOS* and stopped smoking[a]
13.5
14.3
15.3
16.4
17.6
19.1
20.1
20.4
21.2
71%
73%
72%
71%
73%
74%
73%
73%
72%
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2019
2020
2021

(a) See Glossary for definition
Source: PMI Financials or estimates, *IQOS* user panels and PMI Market Research

17

EU Region: Strong Underlying HTU Growth


Adj. IMS[a]
(in billion units)
4.1
4.5
5.2
5.7
6.0
6.7
7.0
7.5
HTU SoM
3.9%
3.9%
3.9%
5.0%
5.6%
5.5%
5.3%
6.4%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2020
2021

(a) Excluding the estimated impact of trade inventory movements
Note: Market share for HTUs is defined as the total sales volume for HTUs as a percentage of the total estimated sales volume for cigarettes and HTUs
Source: PMI Financials or estimates

18

Accelerating Key City Shares in Europe


PMI HTU Offtake Shares (Q4, 2021)
Change vs. PY
+0.8pp +1.1pp +2.3pp +2.1pp +2.6pp +2.0pp +3.2pp +0.9pp +2.8pp +4.8pp +2.0pp +5.2pp +2.5pp +4.1pp +3.0pp
2.9% 3.7% 4.1% 5.9% 8.6% 8.6% 9.5% 14.7% 16.0% 16.5% 18.5% 21.6% 22.3% 25.5% 37.5%
Madrid Stockholm Vienna London Bucharest Munich Zurich Warsaw Lisbon Milan Prague Rome Athens(a) Budapest Vilnius

(a) Athens represents Attica Region
Source: PMI Financials or estimates

19

Eastern Europe: Robust Share Growth, Targeting Reacceleration




EE Region Adj. IMS(a) (in billion units)
4.4 4.7 5.2 5.8 6.1 6.5 6.3 6.3
Russia Adj. IMS(a) (in billion units)
2.9 3.2 3.4 3.8 3.9 4.0 4.0 4.0
Russia HTU SoM
6.5% 6.0% 5.8% 7.2% 7.7% 7.3% 6.8% 8.0%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2020
2021

(a) Excluding the estimated impact of trade inventory movements
Note: Market share for HTUs is defined as the total sales volume for HTUs as a percentage of the total estimated sales volume for cigarettes and HTUs
Source: PMI Financials or estimates

20

Japan: Continued *IQOS* HTU and Category Growth





Adj. IMS(b)
(in billion units)
6.7
7.1
7.6
7.6
7.4
7.9
8.2
8.1
Adjusted Total Tobacco SoM(a)
17.8%
18.7%
18.8%
20.1%
20.8%
21.0%
20.8%
21.8%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2020
2021

(a) Adjusted market share for HTUs is defined as the total sales volume for HTUs as a percentage of the total estimated sales volume for cigarettes, HTUs and cigarillos and excluding the impact of estimated trade inventory movements
(b) Excluding the impact of estimated trade inventory movements
Source: PMI Financials or estimates

21

Promising *IQOS* Growth in Low & Middle-Income Markets

(PMI HTU offtake share in Key Cities)



Amman(a)
5.2%
8.4%
+3.2pp
Guatemala City
7.2%
7.5%
+0.3pp
Metro Manila
0.8%
1.2%
+0.4p
Beirut
8.3%
12.5%
+4.2pp
Kyiv
24.7%
28.0%
+3.3pp
Santo Domingo
4.2%
6.3%
+2.1pp
Urban Cairo
3.6%
+3.6pp
Kuala Lumpur
12.5%
13.7%
+1.2pp
Tbilisi
6.4%
8.9%
+2.5pp
Q4'20 Exit Share
Q4'21 Exit Share

(a) Amman represents West Amman
Note: Exit shares represent estimated offtake share in December 2020 and December 2021
Source: PMI Financials or estimates

22

(a) Status at December 31, 2021 (b) Following recent international sanctions, IQOS is no longer available for sale in Belarus. IQOS is not currently available for sale in the U.S., following an importation ban and cease-and- desist orders imposed by the International Trade Commission (effective November 29, 2021) Note: Reflects markets where PMI smoke-free products are available in key cities or nationwide. Includes e-vapor launch in Finland and AG Snus products in Norway and Iceland. Reflects date of initial geographic expansion beyond pilot launch city. The number of markets includes International Duty Free. Low & Middle-Income markets defined using World Bank classification where available. Palestine is included as a Low & Middle-Income market On Track to Reach 100 Markets by 2025 23 Market Launches 2019 (8)(b) 2015 (7) 2016 (13) 2017 (18) 2018 (6) 2020 (12) Current: 71 Markets Worldwide(a) Of which: 30 Low & Middle- Income Markets 2021 (9) Target: 100 Markets by 2025 Superb Results of IQOS ILUMA in Japan • Over 20% of ILUMA users are new users, and over 20% of total IQOS users now using ILUMA • Encouraging boost to conversion rates for upgraders:⎼ Very positive feedback on reliability, no need for cleaning⎼ Higher retention and exclusive IQOS use • TEREA the fastest-growing launch in the smoke-free category with 8% offtake share in 3 months • Driving category growth post-October price increase with premium product 24 (a) Based on 3 C-Store Chains offtake. Base includes cigarettes, cigarillos and RRP. Data to January 2, 2022 Note: New users are former Legal Age Smokers or Legal Age Nicotine Users Source: PMI Financials or estimates Japan Offtake Share(a) 0% 5% 10% 15% 20% Marlboro Heatsticks (9.8%) TEREA (8.0%) HEETS (5.0%) DecAug Oct NovSepJul Total PMI HTU (22.8%)

Remarkable Start for IQOS ILUMA in Switzerland • Switzerland exhibiting similar or better early trends since early November launch • Accelerated smoker acquisition and upgrades from existing users • TEREA around 1/3 of PMI HTU sales since launch 25Note: Chart represents share of market in the months of March, June, September and December Source: PMI Financials or estimates 2021 Switzerland HTU SoM 5.7% 5.5% 6.0% 7.9% Mar June Sep Dec 3% Exciting Launch Plans for ILUMA and Other HnB Innovations • Strong potential confirmed in Japan and Switzerland • Plan to gradually roll out to more markets this year, mostly in H2 • Co-existence with blade products broadens portfolio & enables segmentation • Rich pipeline of innovations on devices and consumables across HnB technologies:⎼ IQOS ILUMA (3 devices)⎼ IQOS 3 DUO⎼ LIL⎼ New complementary technology for low & middle- income markets • HTU portfolio expansion 26

IQOS VEEV: Very Promising Results • Strong progress following distribution and consumable range expansions • Premium product resonating with consumers • Further market roll-outs planned this year • Now assume U.S. FDA PMTA filing in early 2023 27 (a) Source: Nielsen, Indirect retail only (~60%) (b) Source: Key Account sales Note: IMS share data based on ml Source: PMI Financials or estimates 0% 5% 10% 15% 20% Ja n F eb M ar A p r M ay Ju n Ju l A u g Se p O ct N o v D ec 2021 VEEV IMS Share (Closed System Pods) Croatia(b) Czech Republic(b) Italy(a) Nicotine Pouches to Support Smoke-Free Growth Engine • Intention to become a leading player in the nicotine pouch category with Shiro • Convenient and appealing smoke-free alternative for adult smokers with portfolio of flavors, strengths • Product development and manufacturing base established; smoke-free commercial infrastructure allows fast roll-out • Multiple market launches planned over coming quarters • Full re-launch of Shiro portfolio in Nordics in February 2022 28

Investing in Wellness & Healthcare for Long-Term Growth

- Building critical development platform with Fertin & Vectura acquisitions:
  - Strong oral and respiratory delivery capabilities
  - Complements PMI respiratory expertise
- Underlying performance of acquired business as expected:
  - Nicotine products (Fertin) made up 39% of Q4 net revenues
- Ongoing investment in 2022 to impact bottom line
- Aiming for meaningful revenue growth from new areas in 2-3 years driven by investment

Q4'21 "Other" Category Revenues



Other Product Supply, Royalties & Others
61%
Total
$101
million
39%
NRT / NCP

fertin Pharma   VECTURA

Note: CDMO stands for Contract Development & Manufacturing Organizations. NRT represents smoking cessation products and NCP represents nicotine pouches
Source: PMI Financials or estimates

29

Transforming for a Sustainable Future

Enhancing approach to sustainability:

- New sustainability materiality assessment completed, results to be published next week in a dedicated report
- Strengthening link with executive compensation through new Sustainability Index based on materiality
- Included in Dow Jones Sustainability Index (DJSI) North America for second year and included in its sustainability yearbook, silver class

Environmental impact:

- CDP 'Triple A' certification for climate change, forests and water security & CDP supplier engagement leader

Social impact:

- Publication of Agricultural Labor Practices (ALP) report to mark 10 years of leading ALP program
- Inclusion in Bloomberg Gender-Equality Index for second year

Product impact:

- Growing penetration of smoke-free products to accelerate the end of smoking
- Continued positive regulatory developments recognizing harm reduction credentials of smoke-free products

Member of
Dow Jones Sustainability Indices
Powered by the S&P Global CSA

CDP A LIST 2021
CLIMATE WATER FORESTS

Bloomberg Gender-Equality Index 2021

CDP SUPPLIER ENGAGEMENT LEADER 2021



Celebrating 10 years of the ALP program

30

31 Strong 2021 Delivered, Strong 2022 Expected • Record adjusted EPS, net revenues and cash- flow; excellent growth • Strong underlying momentum for IQOS • Broadening smoke-free portfolio & geographic reach • Investing for long-term growth in Wellness & Healthcare • Increasing cash returns to shareholders • More exciting innovations in 2022; IQOS user growth to re-accelerate as device shortages ease • On track for 2021-23 growth algorithm and 2025 smoke-free net revenue ambition Source: PMI Financials or estimates Delivering a Smoke-Free Future 2021 Fourth-Quarter and Full-Year Results Questions & Answers iOS Download Android DownloadHave you downloaded the PMI Investor Relations App? The free IR App is available to download at the Apple App Store for iOS devices and at Google Play for Android mobile devices Or go to: www.pmi.com/irapp

Delivering a Smoke-Free Future 2021 Fourth-Quarter and Full-Year Results February 10, 2022 34 Glossary of Key Terms and Definitions, Appendix, and Reconciliation of Non-GAAP Measures

Glossary: General Terms • "PMI" refers to Philip Morris International Inc. and its subsidiaries. Trademarks and service marks that are the registered property of, or licensed by, the subsidiaries of PMI, are italicized • Until March 28, 2008, PMI was a wholly owned subsidiary of Altria Group, Inc. ("Altria"). Since that time the company has been independent and is listed on the New York Stock Exchange (ticker symbol "PM") • Comparisons are made to the same prior-year period unless otherwise stated • Unless otherwise stated, references to total industry, total market, PMI shipment volume and PMI market share performance reflect cigarettes and heated tobacco units • References to total international market, defined as worldwide cigarette and heated tobacco unit volume excluding the U.S., total industry, total market and market shares are PMI estimates for tax-paid products based on the latest available data from a number of internal and external sources and may, in defined instances, exclude the People's Republic of China and/or PMI's duty free business • 2020 and 2021 estimates for total industry volume and market share in certain geographies reflect limitations on the availability and accuracy of industry data during pandemic-related restrictions • "OTP" is defined as "other tobacco products," primarily roll-your-own and make-your-own cigarettes, pipe tobacco, cigars and cigarillos, and does not include reduced-risk products • "Combustible products" is the term PMI uses to refer to cigarettes and OTP, combined • In-market sales, or "IMS," is defined as sales to the retail channel, depending on the market and distribution model • "Total shipment volume" is defined as the combined total of cigarette shipment volume and heated tobacco unit shipment volume • Following the acquisitions of Fertin Pharma A/S, OtiTopic, Inc. and Vectura Group plc., PMI added the "Other" category in the third quarter of 2021. Business operations for the Other category are evaluated separately from the geographical operating segments • "RBH" refers to PMI’s Canadian subsidiary, Rothmans, Benson & Hedges Inc. • The Companies’ Creditors Arrangement Act (CCAA) is a Canadian federal law that permits a Canadian business to restructure its affairs while carrying on its business in the ordinary course 35 Glossary: General Terms (cont.) • "EU" is defined as the European Union Region • "EE" is defined as the Eastern Europe Region • "ME&A" is defined as the Middle East & Africa Region and includes PMI's duty free business • "S&SA" is defined as the South & Southeast Asia Region • "EA&A" is defined as the East Asia & Australia Region • “AMCS” is defined as the Americas Region. It refers to the former Latin America & Canada segment, which was renamed as the Americas segment as of the third quarter of 2021. References to "Americas" may, in defined instances, exclude the U.S. • Following the deconsolidation of PMI's Canadian subsidiary, Rothmans, Benson & Hedges, Inc. (RBH), PMI will continue to report the volume of brands sold by RBH for which other PMI subsidiaries are the trademark owner. These include HEETS, Next, Philip Morris and Rooftop • From time to time, PMI’s shipment volumes are subject to the impact of distributor inventory movements, and estimated total industry/market volumes are subject to the impact of inventory movements in various trade channels that include estimated trade inventory movements of PMI’s competitors arising from market-specific factors that significantly distort reported volume disclosures. Such factors may include changes to the manufacturing supply chain, shipment methods, consumer demand, timing of excise tax increases or other influences that may affect the timing of sales to customers. In such instances, in addition to reviewing PMI shipment volumes and certain estimated total industry/market volumes on a reported basis, management reviews these measures on an adjusted basis that excludes the impact of distributor and/or estimated trade inventory movements. Management also believes that disclosing PMI shipment volumes and estimated total industry/market volumes in such circumstances on a basis that excludes the impact of distributor and/or estimated trade inventory movements, such as on an IMS basis, improves the comparability of performance and trends for these measures over different reporting periods • "ESG" stands for environmental, social, and governance • "Illicit trade" refers to domestic non-tax paid products • "SoM" stands for share of market 36

Glossary: Financial Terms • Net revenues related to combustible products refer to the operating revenues generated from the sale of these products, including shipping and handling charges billed to customers, net of sales and promotion incentives, and excise taxes. PMI recognizes revenue when control is transferred to the customer, typically either upon shipment or delivery of goods • Net revenues related to RRPs represent the sale of heated tobacco units, heat-not-burn devices and related accessories, and other nicotine- containing products, primarily e-vapor and oral nicotine products, including shipping and handling charges billed to customers, net of sales and promotion incentives, and excise taxes. PMI recognizes revenue when control is transferred to the customer, typically either upon shipment or delivery of goods • Net revenues in the Other category primarily consist of operating revenues generated from the sale of inhaled therapeutics, and oral and intra-oral delivery systems, resulting from the third quarter 2021 acquisitions of Fertin Pharma A/S, OtiTopic, Inc. And Vectura Group plc. • Adjusted net revenues exclude the impact related to the Saudi Arabia customs assessments • "SG&A" stands for selling, general & administrative • "Adjusted Operating Income (OI) Margin" is calculated as adjusted OI, divided by adjusted net revenues • "Net debt" is defined as total debt, less cash and cash equivalents • Growth rates presented on an organic basis for consolidated financial results reflect currency-neutral underlying results • Management reviews net revenues, operating income, operating income margin, operating cash flow and earnings per share, or "EPS," on an adjusted basis, which may exclude the impact of currency and other items such as acquisitions, asset impairment and exit costs, tax items and other special items. Currency-neutral and organic growth rates reflect the way management views underlying performance for these measures. PMI believes that such measures provide useful insight into underlying business trends and results. Management reviews these measures because they exclude changes in currency exchange rates and other factors that may distort underlying business trends, thereby improving the comparability of PMI’s business performance between reporting periods. Furthermore, PMI uses several of these measures in its management compensation program to promote internal fairness and a disciplined assessment of performance against company targets. PMI discloses these measures to enable investors to view the business through the eyes of management • "Fair value adjustment for equity security investments" reflects the adjustment resulting from share price movements in passive investments for publicly traded entities that are not controlled or influenced by PMI. Under U.S. GAAP, such adjustments are required, since January 1, 2018, to be reflected directly in the income statement 37 Glossary: Reduced-Risk Products • Reduced-risk products (“RRPs”) is the term PMI uses to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continuing smoking. PMI has a range of RRPs in various stages of development, scientific assessment and commercialization. PMI's RRPs are smoke-free products that contain and/or generate far lower quantities of harmful and potentially harmful constituents than found in cigarette smoke • "Aerosol" refers to a gaseous suspension of fine solid particles and/or liquid droplets • "Combustion" is the process of burning a substance in oxygen, producing heat and often light • "Smoke" is a visible suspension of solid particles, liquid droplets and gases in air, emitted when a material burns • "Heated tobacco units," or "HTUs," is the term PMI uses to refer to heated tobacco consumables, which for PMI include the company's HEETS, HEETS Creations, HEETS Dimensions, HEETS Marlboro and HEETS FROM MARLBORO (defined collectively as HEETS), Marlboro Dimensions, Marlboro HeatSticks, Parliament HeatSticks and Terea, as well as the KT&G-licensed brand, Fiit and Miix (outside of South Korea) • IQOS heat-not-burn devices are precisely controlled heating devices into which a specially designed and proprietary tobacco units are inserted and heated to generate an aerosol • "PMI heat-not-burn products" include licensed KT&G heat-not-burn products • "PMI HTUs" include licensed KT&G HTUs • HTU "offtake volume" represents the estimated retail offtake of HTUs based on a selection of sales channels that vary by market, but notably include retail points of sale and e-commerce platforms • HTU "offtake share" represents the estimated retail offtake volume of HTUs divided by the sum of estimated total offtake volume for cigarettes and HTUs • Market share for HTUs is defined as the total sales volume for HTUs as a percentage of the total estimated sales volume for cigarettes and HTUs 38

Glossary: Reduced-Risk Products (cont.) • "Total IQOS users" is defined as the estimated number of Legal Age (minimum 18 years) users of PMI heat-not-burn products for which PMI HTUs represented at least 5% of their daily tobacco consumption over the past seven days The estimated number of adults who have "switched to IQOS and stopped smoking" reflects:⎼ for markets where there are no heat-not-burn products other than PMI heat-not-burn products: daily individual consumption of PMI HTUs represents the totality of their daily tobacco consumption in the past seven days⎼ for markets where PMI heat-not-burn products are among other heat-not-burn products: daily individual consumption of HTUs represents the totality of their daily tobacco consumption in the past seven days, of which at least 70% is PMI HTUs. Note: The above IQOS user metrics reflect PMI estimates based on consumer claims and sample-based statistical assessments, the accuracy and reliability of which may vary based on individual market maturity and availability of information. The average margin of error for IQOS users in key volume markets is +/-5% at a 95% Confidence Interval As of December 2020, PMI heat-not-burn products and HTUs include licensed KT&G heat-not-burn products and HTUs, respectively • "FDA" stands for the U.S. Food & Drug Administration • "MRTP" stands for Modified Risk Tobacco Product, the term used by the U.S. FDA to refer to RRPs • "MRTP application" stands for Modified Risk Tobacco Product application under section 911 of the FD&C Act • "PMTA" stands for Premarket Tobacco Application under section 910 of the FD&C Act • "Acquisition" refers to our efforts to switch LAS from smoking cigarettes to RRPs or to switch LAU from competing smoke-free products to PMI’s RRPs • "Retention" refers to our efforts to deter LAU from going back to smoking cigarettes or from choosing a competing smoke-free product instead of a PMI RRP 39 Glossary: IQOS in the United States • On April 30, 2019, the U.S. Food and Drug Administration (FDA) announced that the marketing of a version of PMI's Platform 1 product, namely, IQOS 2.4, together with its heated tobacco units (the term PMI uses to refer to heated tobacco consumables), is appropriate for the protection of public health and authorized it for sale in the U.S. The FDA’s decision followed its comprehensive assessment of PMI’s premarket tobacco product applications (PMTAs) submitted to the Agency in 2017 • In the third quarter of 2019, PMI brought IQOS 2.4 and three variants of its heated tobacco units to the U.S. through its license with Altria Group, Inc., whose subsidiary, Philip Morris USA Inc., is responsible for marketing the product and complying with the provisions set forth in the FDA's marketing orders • On July 7, 2020, the FDA authorized the marketing of a version of PMI's Platform 1 product, namely, IQOS 2.4, together with its heated tobacco units, as a Modified Risk Tobacco Product (MRTP). In doing so, the agency found that an IQOS exposure modification order is appropriate to promote the public health. The decision followed a review of the extensive scientific evidence package PMI submitted to the FDA in December 2016 to support its MRTP applications • On December 7, 2020, the FDA confirmed that the marketing of a version of PMI's Platform 1 product, namely, IQOS 3, is appropriate for the protection of public health and authorized it for sale in the U.S. The FDA’s decision followed an assessment of a PMI's PMTA filed with the agency in March 2020 • On November 29, 2021, an importation ban and cease-and-desist orders imposed by the U.S. International Trade Commission (ITC) relating to IQOS Platform 1 products (including consumables and infringing components) went into effect. As a result, IQOS is not currently available for sale in the U.S. PMI has appealed the patent and statutory issues related to the ITC's Final Determination, and also has contingency plans underway, including domestic production. PMI believes it is unlikely that IQOS will be available in the U.S. in 2022. For more details on the ITC case and related legal matters, please refer to PMI's Form 10-K for 2021, which the company plans to file with the SEC in the coming days. Note: The ITC decision has no bearing outside the U.S.; competitor lawsuits based on the same patent families have repeatedly and universally failed in European courts and the European Patent Office • Shipment volume of heated tobacco units to the U.S. is included in the heated tobacco unit shipment volume of the Americas segment. Revenues from shipments of Platform 1 devices, heated tobacco units and accessories to Altria Group, Inc. for sale under license in the U.S. are included in Net Revenues of the Americas 40

Business Transformation Metrics

Shifting Our Resources to Deliver a Smoke-Free Future

	2015	2016	2017	2018	2019	2020	2021
R&D expenditure (smoke-free/total)	70%	72%	74%	92%	98%	99%	99%
Commercial expenditure (Marketing) (smoke-free/total)	8%	15%	39%	60%	71%	76%	73%
Net revenues (smoke-free/total)	0.2%	2.7%	12.7%	13.8%	18.7%	23.8%	29.1%
Smoke-free product shipment ratio[a] (smoke-free/total)	0.1%	0.9%	4.4%	5.1%	7.6%	10.4%	12.8%
Estimated users who have stopped smoking and switched to *IQOS*[b] (in millions)	-	1.5	4.7	6.6	9.6	12.8	15.3
Number of markets where net revenues from smoke-free products exceed 50% of total net revenues	-	-	1	3	4	5	10

(a) The smoke-free product shipment ratio is computed based on millions of units. Smoke-free products include heated tobacco units, e-cigarettes, snus and nicotine pouches. Total products include smoke-free products, cigarettes and other combustible products
(b) See Glossary for definition
Source: PMI Financials or estimates, *IQOS* user panels and PMI Market Research

41

EU Region: HTU SoM Performance in Select Markets

	Q4, 2021	Growth vs. PY		Q4, 2021	Growth vs. PY		Q4, 2021	Growth vs. PY
Croatia	6.5%	+0.7pp	Italy	12.7%	+3.1pp	Romania	4.6%	+1.3pp
Czech Republic	11.8	+1.6	Latvia	11.8	(2.9)	Slovak Republic	14.0	+3.8
Germany	3.5	+0.9	Lithuania	25.9	+3.1	Slovenia	9.1	+2.8
Greece	15.8	+2.7	Poland	7.4	-	Switzerland	7.4	+2.6
Hungary	20.1	+6.8	Portugal	13.7	+2.8	UK	2.7	+0.9

Note: Select markets where HTU share is ≥ 1%. Sales volume of PMI HTUs as a percentage of the total industry sales volume for cigarettes and HTUs
Source: PMI Financials or estimates

42

2022: EPS Guidance

($/share)

	Full-Year		
	2022 Forecast	2021	Growth
Reported Diluted EPS	**$6.12 – $6.30**	**$5.83**	
- Saudi Arabia customs assessments	–	0.14	
- Asset impairment and exit costs	–	0.12	
- Asset acquisition cost	–	0.03	
- Equity investee ownership dilution	–	(0.04)	
Adjusted Diluted EPS	**$6.12 – $6.30**	**$6.08**	
- Currency	(0.45)		
Adjusted Diluted EPS, excluding currency	**$6.57 – $6.75**	**$6.08**	**8% – 11%**

Source: PMI Financials or estimates

43

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency, and Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS, excluding Currency
(Unaudited)

	Quarters Ended December 31,		
	2021	2020	% Change
Reported Diluted EPS	$ 1.34	$ 1.27	5.5%
Less: Currency	(0.06)		
Reported Diluted EPS, excluding Currency	$ 1.40	$ 1.27	10.2%

	Quarters Ended December 31,			Year Ended
	2021	2020	% Change	2020
Reported Diluted EPS	$ 1.34	$ 1.27	5.5%	$ 5.16
Asset impairment and exit costs	0.02	0.04		0.08
Equity investee ownership dilution	(0.01)	-		-
Fair value adjustment for equity security investments	-	-		0.04
Tax items	-	-		(0.06)
Brazil indirect tax credit	-	(0.05)		(0.05)
Adjusted Diluted EPS	$ 1.35	$ 1.26	7.1%	$ 5.17
Less: Currency	(0.06)			
Adjusted Diluted EPS, excluding Currency	$ 1.41	$ 1.26	11.9%	

44

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Quarters Ended December 31,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions
		2021			**Reduced-Risk Products**	2020		% Change	
$ 1,097	$ (13)	$ 1,110	$ 6	$ 1,104	European Union	$ 789	39.1%	40.7%	40.0%
353	$ 17	336	-	336	Eastern Europe	339	4.2%	(0.8)%	(0.8)%
47	$ -	47	-	47	Middle East & Africa	5	+100%	+100%	+100%
4	$ -	4	-	4	South & Southeast Asia	1	+100%	+100%	+100%
880	$ (30)	910	-	910	East Asia & Australia	792	11.0%	14.8%	14.8%
10	$ -	10	-	10	Americas	11	(5.4)%	(7.3)%	(7.3)%
$ 2,391	**$ (25)**	**$ 2,416**	**$ 6**	**$ 2,410**	**Total RRPs**	**$ 1,937**	**23.4%**	**24.7%**	**24.4%**
		2021			Other	2020		% Change	
$ 101	**$ -**	**$ 101**	**$ 101**	**$ -**	**Other**	**$ -**	**-**	**-**	**-**
		2021			PMI	2020		% Change	
$ 3,025	$ (33)	$ 3,058	$ 6	$ 3,052	European Union	$ 2,742	10.3%	11.5%	11.3%
912	42	870	-	870	Eastern Europe	908	0.4%	(4.2)%	(4.2)%
987	(49)	1,036	-	1,036	Middle East & Africa	740	33.4%	40.0%	40.0%
1,112	(3)	1,115	-	1,115	South & Southeast Asia	1,185	(6.2)%	(5.9)%	(5.9)%
1,444	(39)	1,483	-	1,483	East Asia & Australia	1,384	4.3%	7.2%	7.2%
523	8	515	-	515	Americas	485	7.8%	6.2%	6.2%
101	-	101	101	-	Other	-	-	-	-
$ 8,104	**$ (74)**	**$ 8,178**	**$ 107**	**$ 8,071**	**Total PMI**	**$ 7,444**	**8.9%**	**9.9%**	**8.4%**

Note: Sum of product categories or Regions might not foot to Total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million

45

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Net Revenues to Adjusted Net Revenues, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Special Items	Adjusted Net Revenues	Currency	Adjusted Net Revenues excluding Currency	Acqui-sitions	Adjusted Net Revenues excluding Currency & Acqui-sitions	Quarters Ended December 31,	Net Revenues	Special Items	Adjusted Net Revenues	Total	Excluding Currency	Excluding Currency & Acqui-sitions
			2021						2020			% Change	
$ 3,025	$ -	$ 3,025	$ (33)	$ 3,058	$ 6	$ 3,052	European Union	$ 2,742	$ -	$ 2,742	10.3%	11.5%	11.3%
912	-	912	42	870	-	870	Eastern Europe	908	-	908	0.4%	(4.2)%	(4.2)%
987	-	987	(49)	1,036	-	1,036	Middle East & Africa	740	-	740	33.4%	40.0%	40.0%
1,112	-	1,112	(3)	1,115	-	1,115	South & Southeast Asia	1,185	-	1,185	(6.2)%	(5.9)%	(5.9)%
1,444	-	1,444	(39)	1,483	-	1,483	East Asia & Australia	1,384	-	1,384	4.3%	7.2%	7.2%
523	-	523	8	515	-	515	Americas	485	-	485	7.8%	6.2%	6.2%
101	-	101	-	101	101	-	Other	-	-	-	-	-	-
$ 8,104	**$ -**	**$ 8,104**	**$ (74)**	**$ 8,178**	**$ 107**	**$ 8,071**	**Total PMI**	**$ 7,444**	**$ -**	**$ 7,444**	**8.9%**	**9.9%**	**8.4%**

46

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Operating Income to Adjusted Operating Income, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Asset Impairment & Exit Costs and Others	Adjusted Operating Income	Currency	Adjusted Operating Income excluding Currency	Acqui-sitions	Adjusted Operating Income excluding Currency & Acqui-sitions		Operating Income	Asset Impairment & Exit Costs	Adjusted Operating Income	Total	Excluding Currency	Excluding Currency & Acqui-sitions
2021							Quarters Ended December 31,	2020			% Change		
$ 1,308	$ (12) [(a)]	$ 1,320	$ (29)	$ 1,349	$ 2	$ 1,347	European Union	$ 1,174	$ (30) [(a)]	$ 1,204	9.6%	12.0%	11.9%
300	(3) [(a)]	303	9	294	-	294	Eastern Europe	261	(8) [(a)]	269	12.6%	9.3%	9.3%
407	(4) [(a)]	411	(50)	461	-	461	Middle East & Africa	207	(10) [(a)]	217	89.4%	+100%	+100%
298	(4) [(a)]	302	-	302	-	302	South & Southeast Asia	419	(12) [(a)]	431	(29.9)%	(29.9)%	(29.9)%
515	(21) [(a)]	536	(47)	583	-	583	East Asia & Australia	608	(13) [(a)]	621	(13.7)%	(6.1)%	(6.1)%
120	(2) [(a)]	122	6	116	-	116	Americas	236	114 [(b)]	122	-	(4.9)%	(4.9)%
(1)	-	(1)	-	(1)	(1)	-	Other	-	-	-	-	-	-
$ 2,947	**$ (46)**	**$ 2,993**	**$ (111)**	**$ 3,104**	**$ 1**	**$ 3,103**	**Total PMI**	**$ 2,905**	**$ 41**	**$ 2,864**	**4.5%**	**8.4%**	**8.3%**

(a) Represents asset impairment and exit costs
(b) Includes the Brazil indirect tax credit $119 million and asset impairment and exit costs ($5 million)

47

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Adjusted Operating Income Margin, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Adjusted Operating Income (a)	Adjusted Net Revenues (b)	Adjusted Operating Income Margin	Adjusted Operating Income excluding Currency (a)	Adjusted Net Revenues excluding Currency (b)	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income excluding Currency & Acqui-sitions (a)	Adjusted Net Revenues excluding Currency & Acqui-sitions (b)	Adjusted Operating Income Margin excluding Currency & Acqui-sitions		Adjusted Operating Income (a)	Adjusted Net Revenues (b)	Adjusted Operating Income Margin	Adjusted Operating Income Margin	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income Margin excluding Currency & Acqui-sitions
2021									Quarters Ended December 31,	2020			% Points Change		
$ 1,320	$ 3,025	43.6%	$ 1,349	$ 3,058	44.1%	$ 1,347	$ 3,052	44.1%	European Union	$ 1,204	$ 2,742	43.9%	(0.3)	0.2	0.2
303	912	33.2%	294	870	33.8%	294	870	33.8%	Eastern Europe	269	908	29.6%	3.6	4.2	4.2
411	987	41.6%	461	1,036	44.5%	461	1,036	44.5%	Middle East & Africa	217	740	29.3%	12.3	15.2	15.2
302	1,112	27.2%	302	1,115	27.1%	302	1,115	27.1%	South & Southeast Asia	431	1,185	36.4%	(9.2)	(9.3)	(9.3)
536	1,444	37.1%	583	1,483	39.3%	583	1,483	39.3%	East Asia & Australia	621	1,384	44.9%	(7.8)	(5.6)	(5.6)
122	523	23.3%	116	515	22.5%	116	515	22.5%	Americas	122	485	25.2%	(1.9)	(2.7)	(2.7)
(1)	101	(1.0)%	(1)	101	(1.0)%	-	-	-	Other	-	-	-	-	-	-
$ 2,993	**$ 8,104**	**36.9%**	**$ 3,104**	**$ 8,178**	**38.0%**	**$ 3,103**	**$ 8,071**	**38.4%**	**Total PMI**	**$ 2,864**	**$ 7,444**	**38.5%**	**(1.6)**	**(0.5)**	**(0.1)**

(a) For the calculation of Adjusted Operating Income and Adjusted Operating Income excluding currency and acquisitions refer to slide 47
(b) For the calculation of Adjusted Net Revenues and Adjusted Net Revenues excluding currency and acquisitions refer to slide 46

48

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency, and Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS, excluding Currency
(Unaudited)

	Years Ended December 31, 2021	2020	% Change
Reported Diluted EPS	$ 5.83	$ 5.16	13.0%
Less: Currency	0.12		
Reported Diluted EPS, excluding Currency	$ 5.71	$ 5.16	10.7%

	Years Ended December 31, 2021	2020	% Change
Reported Diluted EPS	$ 5.83	$ 5.16	13.0%
Saudi Arabia customs assessments	0.14	-	
Asset impairment and exit costs	0.12	0.08	
Asset acquisition cost	0.03	-	
Equity investee ownership dilution	(0.04)	-	
Fair value adjustment for equity security investments	-	0.04	
Tax items	-	(0.06)	
Brazil indirect tax credit	-	(0.05)	
Adjusted Diluted EPS	$ 6.08	$ 5.17	17.6%
Less: Currency	0.12		
Adjusted Diluted EPS, excluding Currency	$ 5.96	$ 5.17	15.3%

49

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Years Ended December 31,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions
		2021			**Reduced-Risk Products**	2020		% Change	
$ 4,064	$ 193	$ 3,871	$ 8	$ 3,863	European Union	$ 2,649	53.4%	46.1%	45.8%
1,304	(28)	1,332	-	1,332	Eastern Europe	1,128	15.6%	18.1%	18.1%
145	1	144	-	144	Middle East & Africa	57	+100%	+100%	+100%
11	-	11	-	11	South & Southeast Asia	1	+100%	+100%	+100%
3,539	7	3,532	-	3,532	East Asia & Australia	2,961	19.5%	19.3%	19.3%
53	1	52	-	52	Americas	31	68.0%	64.0%	64.0%
$ 9,115	**$ 174**	**$ 8,940**	**$ 8**	**$ 8,932**	**Total RRPs**	**$ 6,827**	**33.5%**	**30.9%**	**30.8%**
		2021			**Other**	2020		% Change	
$ 101	**$ -**	**$ 101**	**$ 101**	**$ -**	**Other**	**$ -**	-	-	-
		2021			**PMI**	2020		% Change	
$ 12,275	$ 618	$ 11,657	$ 8	$ 11,649	European Union	$ 10,702	14.7%	8.9%	8.8%
3,544	(32)	3,576	-	3,576	Eastern Europe	3,378	4.9%	5.9%	5.9%
3,293 (a)	(115)	3,408	-	3,408	Middle East & Africa	3,088	6.6%	10.4%	10.4%
4,396	99	4,297	-	4,297	South & Southeast Asia	4,396	-	(2.3)%	(2.3)%
5,953	62	5,891	-	5,891	East Asia & Australia	5,429	9.7%	8.5%	8.5%
1,843	46	1,797	-	1,797	Americas	1,701	8.3%	5.6%	5.6%
101	-	101	101	-	Other	-	-	-	-
$ 31,405	**$ 678**	**$ 30,727**	**$ 109**	**$ 30,618**	**Total PMI**	**$ 28,694**	**9.4%**	**7.1%**	**6.7%**

(a) Includes a reduction in net revenues of $246 million related to the Saudi Arabia customs assessments
Note: Sum of product categories or Regions might not foot to Total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million

50

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Net Revenues to Adjusted Net Revenues, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Special Items	Adjusted Net Revenues	Currency	Adjusted Net Revenues excluding Currency	Acqui-sitions	Adjusted Net Revenues excluding Currency & Acqui-sitions	Years Ended December 31,	Net Revenues	Special Items	Adjusted Net Revenues	Total	Excluding Currency	Excluding Currency & Acqui-sitions
2021								2020			% Change		
$ 12,275	$ -	$ 12,275	$ 618	$ 11,657	$ 8	$ 11,649	European Union	$ 10,702	$ -	$ 10,702	14.7%	8.9%	8.8%
3,544	-	3,544	(32)	3,576	-	3,576	Eastern Europe	3,378	-	3,378	4.9%	5.9%	5.9%
3,293	(246) [(a)]	3,539	(115)	3,654	-	3,654	Middle East & Africa	3,088	-	3,088	14.6%	18.3%	18.3%
4,396	-	4,396	99	4,297	-	4,297	South & Southeast Asia	4,396	-	4,396	-	(2.3)%	(2.3)%
5,953	-	5,953	62	5,891	-	5,891	East Asia & Australia	5,429	-	5,429	9.7%	8.5%	8.5%
1,843	-	1,843	46	1,797	-	1,797	Americas	1,701	-	1,701	8.3%	5.6%	5.6%
101	-	101	-	101	101	-	Other	-	-	-	-	-	-
$ 31,405	**$ (246)**	**$ 31,651**	**$ 678**	**$ 30,973**	**$ 109**	**$ 30,864**	**Total PMI**	**$ 28,694**	**$ -**	**$ 28,694**	**10.3%**	**7.9%**	**7.6%**

(a) Represents the Saudi Arabia customs assessments

51

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Operating Income to Adjusted Operating Income, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Asset Impairment & Exit Costs and Others	Adjusted Operating Income	Currency	Adjusted Operating Income excluding Currency	Acqui-sitions	Adjusted Operating Income excluding Currency & Acqui-sitions	Years Ended December 31,	Operating Income	Asset Impairment & Exit Costs	Adjusted Operating Income	Total	Excluding Currency	Excluding Currency & Acqui-sitions
2021								2020			% Change		
$ 6,119	$ (68) [(a)]	$ 6,187	$ 384	$ 5,803	$ 2	$ 5,801	European Union	$ 5,098	$ (57) [(a)]	$ 5,155	20.0%	12.6%	12.5%
1,213	(14) [(a)]	1,227	7	1,220	-	1,220	Eastern Europe	871	(15) [(a)]	886	38.5%	37.7%	37.7%
1,146	(263) [(b)]	1,409	(124)	1,533	-	1,533	Middle East & Africa	1,026	(19) [(a)]	1,045	34.8%	46.7%	46.7%
1,506	(21) [(a)]	1,527	36	1,491	-	1,491	South & Southeast Asia	1,709	(23) [(a)]	1,732	(11.8)%	(13.9)%	(13.9)%
2,556	(88) [(a)]	2,644	(53)	2,697	-	2,697	East Asia & Australia	2,400	(26) [(a)]	2,426	9.0%	11.2%	11.2%
487	(8) [(a)]	495	18	477	-	477	Americas	564	110 [(d)]	454	9.0%	5.1%	5.1%
(52)	(51) [(c)]	(1)	-	(1)	(1)	-	Other	-	-	-	-	-	-
$ 12,975	**$ (513)**	**$ 13,488**	**$ 268**	**$ 13,220**	**$ 1**	**$ 13,219**	**Total PMI**	**$ 11,668**	**$ (30)**	**$ 11,698**	**15.3%**	**13.0%**	**13.0%**

(a) Represents asset impairment and exit costs
(b) Includes the Saudi Arabia customs assessments ($246 million) and asset impairment and exit costs ($17 million)
(c) Represents asset acquisition cost related to OtiTopic Inc. in August 2021
(d) Includes the Brazil indirect tax credit $119 million and asset impairment and exit costs ($9 million)

52

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Adjusted Operating Income Margin, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Adjusted Operating Income (a)	Adjusted Net Revenues (b)	Adjusted Operating Income Margin	Adjusted Operating Income excluding Currency (a)	Adjusted Net Revenues excluding Currency (b)	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income excluding Currency & Acquisitions (a)	Adjusted Net Revenues excluding Currency & Acquisitions (b)	Adjusted Operating Income Margin excluding Currency & Acquisitions		Adjusted Operating Income (a)	Adjusted Net Revenues (b)	Adjusted Operating Income Margin	Adjusted Operating Income Margin	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income Margin excluding Currency & Acquisitions
2021									Years Ended December 31,	2020			% Points Change		
$ 6,187	$ 12,275	50.4%	$ 5,803	$ 11,657	49.8%	$ 5,801	$ 11,649	49.8%	European Union	$ 5,155	$ 10,702	48.2%	2.2	1.6	1.6
1,227	3,544	34.6%	1,220	3,576	34.1%	1,220	3,576	34.1%	Eastern Europe	886	3,378	26.2%	8.4	7.9	7.9
1,409	3,539	39.8%	1,533	3,654	42.0%	1,533	3,654	42.0%	Middle East & Africa	1,045	3,088	33.8%	6.0	8.2	8.2
1,527	4,396	34.7%	1,491	4,297	34.7%	1,491	4,297	34.7%	South & Southeast Asia	1,732	4,396	39.4%	(4.7)	(4.7)	(4.7)
2,644	5,953	44.4%	2,697	5,891	45.8%	2,697	5,891	45.8%	East Asia & Australia	2,426	5,429	44.7%	(0.3)	1.1	1.1
495	1,843	26.9%	477	1,797	26.5%	477	1,797	26.5%	Americas	454	1,701	26.7%	0.2	(0.2)	(0.2)
(1)	101	(1.0)%	(1)	101	(1.0)%	-	-	-	Other	-	-	-	-	-	-
$ 13,488	$ 31,651	42.6%	$ 13,220	$ 30,973	42.7%	$ 13,219	$ 30,864	42.8%	Total PMI	$ 11,698	$ 28,694	40.8%	1.8	1.9	2.0

(a) For the calculation of Adjusted Operating Income and Adjusted Operating Income excluding currency and acquisitions refer to slide 52
(b) For the calculation of Adjusted Net Revenues excluding currency and acquisitions refer to slide 51

53

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Net Revenues by Product Category
($ in millions) / (Unaudited)

Years Ended December 31,	Net Revenues						
Reduced-Risk Products	**2021**	**2020**	**2019**	**2018**	**2017**	**2016**	**2015**
European Union	$ 4,064	$ 2,649	$ 1,724	$ 865	$ 269	$ 57	$ 29
Eastern Europe	1,304	1,128	844	324	55	6	-
Middle East & Africa	145	57	321	382	94	4	-
South & Southeast Asia	11	1	-	-	-	-	-
East Asia & Australia	3,539	2,961	2,671	2,506	3,218	666	35
Americas	53	31	27	19	4	1	-
Total RRPs	**$ 9,115**	**$ 6,827**	**$ 5,587**	**$ 4,096**	**$ 3,640**	**$ 733**	**$ 64**
Other	**2021**	**2020**	**2019**	**2018**	**2017**	**2016**	**2015**
Other	**$ 101**	-	-	-	-	-	-
PMI	**2021**	**2020**	**2019**	**2018**	**2017**	**2016**	**2015**
European Union	$ 12,275	$ 10,702	$ 9,817	$ 9,298	$ 8,318	$ 8,162	$ 8,068
Eastern Europe	3,544	3,378	3,282	2,921	2,711	2,484	2,735
Middle East & Africa	3,293 (a)	3,088	4,042	4,114	3,988	4,516	4,629
South & Southeast Asia	4,396	4,396	5,094	4,656	4,417	4,396	4,288
East Asia & Australia	5,953	5,429	5,364	5,580	6,373	4,285	3,915
Americas	1,843	1,701	2,206	3,056	2,941	2,842	3,159
Other	101	-	-	-	-	-	-
Total PMI	**$ 31,405**	**$ 28,694**	**$ 29,805**	**$ 29,625**	**$ 28,748**	**$ 26,685**	**$ 26,794**

(a) Includes a reduction in net revenues of $246 million related to the Saudi Arabia customs assessments
Note: Sum of Regions might not foot to Total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million

54

Delivering a Smoke-Free Future 2021 Fourth-Quarter and Full-Year Results February 10, 2022